Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the registrant [ ]

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TIMBERLAND BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)	Aggregate number of securities to which transactions applies: N/A
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December 20, 2005

Dear Shareholder:

            You are cordially invited to attend the Annual Meeting of Shareholders of Timberland Bancorp, Inc. ("Company"). The meeting will be held at the Hoquiam Timberland Library, 420 7th Street, Hoquiam, Washington, on Tuesday, January 24, 2006 at 1:00 p.m., local time.

            The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of McGladrey & Pullen, LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

            It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

            We look forward to seeing you at the meeting.

Sincerely,

/s/Clarence E. Hamre Clarence E. Hamre Chairman of the Board

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TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 24, 2006

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Timberland Bancorp, Inc. ("Company") will be held at the Hoquiam Timberland Library, 420 7th Street, Hoquiam, Washington, on Tuesday, January 24, 2006, at 1:00 p.m., local time, for the following purposes:

        (1)         To elect three directors of the Company; and

        (2)         To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

        Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on December 6, 2005 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

        You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dean J. Brydon DEAN J. BRYDON CORPORATE SECRETARY

Hoquiam, Washington
December 20, 2005

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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PROXY STATEMENT
OF
TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

ANNUAL MEETING OF SHAREHOLDERS
JANUARY 24, 2006

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Timberland Bancorp, Inc. ("Company") to be used at the Annual Meeting of Shareholders of the Company ("Meeting"). The Company is the holding company for Timberland Bank ("Bank"). The Meeting will be held at the Hoquiam Timberland Library, 420 7th Street, Hoquiam, Washington, on Tuesday, January 24, 2006, at 1:00 p.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about December 20, 2005.

VOTING AND PROXY PROCEDURE

        Shareholders Entitled to Vote. Shareholders of record as of the close of business on December 6, 2005 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. At the close of the Voting Record Date the Company had 3,764,237 shares of Common Stock issued and outstanding.

        As provided in the Company's Articles of Incorporation, record holders of the Company's Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

        If you are a beneficial owner of Company Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company Common Stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

        Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

        Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below. If a shareholder of record attends the Meeting, he or she may vote by ballot.

        Shareholders, who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated and signed proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

        If your Company Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver

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your voting instructions via the telephone or Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

        Participants in the Timberland Bank ESOP. If a shareholder is a participant in the Timberland Bank Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may instruct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. The instructions are confidential and will not be disclosed to the Company. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

        Vote Required. The directors to be elected at the Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast. The Company's Articles of Incorporation prohibits shareholders from cumulating their votes for the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, at the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Based on such reports, management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to shares of Common Stock beneficially owned by the Company's directors and "named executive officers" and all directors and executive officers as a group.

	Number of Shares	Percent of Shares
Name	Beneficially Owned (1)	Outstanding

Beneficial Owners of More Than 5%

Timberland Bank (2)
Employee Stock Ownership Plan Trust	496,518	12.5%

Directors (3)

Andrea M. Clinton	36,123	*
Clarence E. Hamre	98,791	2.5
James C. Mason	8,067	*
Jon C. Parker	50,774	1.3
Ronald A. Robbel	20,740	*
David A. Smith	26,447	*
Harold L. Warren	20,015	*

(table continued on following page)

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	Number of Shares	Percent of Shares
Name	Beneficially Owned (1)	Outstanding

Named Executive Officers(3)(4)

Michael R. Sand	84,464	2.1%

All Executive Officers and
Directors as a Group (10 persons)	390,894	9.8%
______
* Less than one percent of shares outstanding.
(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the Voting Record Date through the exercise of stock options granted pursuant to the Company's 1999 and 2003 Stock Option Plans: Mr. Hamre, 33,063 shares; Mr. Sand, 33,350 shares; Ms. Clinton, 27,139 shares; Mr. Parker, 28,339 shares; Mr. Smith, 19,837 shares; Mr. Robbel, 18,420 shares; Mr. Warren, 18,420 shares; and all executive officers and directors as a group, 205,158 shares. Table assumes pro rata vesting of stock options over a ten year period with the next 10% installment vesting on January 29, 2006. The additional amount to be vested on January 29, 2006, however, is subject to an accelerated vesting schedule of up to 20% if the Company meets three of four established performance criteria. These four performance criteria are: (i) generating a return on assets which exceeds that of the median of all thrifts in the 12th Federal Home Loan Bank ("FHLB") District having assets within $250 million of the Company; (ii) generating an efficiency ratio which is less than that of the median of all thrifts in the 12th FHLB District having assets within $250 million of the Company; (iii) generating a net interest margin which exceeds the median of all thrifts in the 12th FHLB District having assets within $250 million of the Company; and (iv) increasing the Company's earnings per share over the prior fiscal year.
(2)	Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of the Voting Record Date, 240,836 shares have been allocated to participants' accounts. The trustees of the ESOP are Messrs. Smith, Parker and Mason.
(3)	Includes unvested shares in the Company's Management Recognition and Development Plan ("MRDP"). Participants in the MRDP exercise all rights incidental to ownership, including voting rights. Includes an approximation of the number of shares in the participant's ESOP account. Includes initial purchase of shares of Common Stock held in the Timberland Bank 401(k) Profit Sharing Plan.
(4)	SEC regulations define the term "named executive officers" to include all individuals serving as chief executive officer during the most recently completed fiscal year, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Sand was the Company's only "named executive officer" for the fiscal year ended September 30, 2005. Mr. Sand is also a director of the Company.

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PROPOSAL I -- ELECTION OF DIRECTORS

        The Company's Board of Directors consists of eight members and is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. On October 25, 2005, Director Richard R. Morris, Jr. retired. On November 29, 2005, the Board of Directors voted to decrease the size of the Board from nine to eight members until a qualified candidate could be found. Each member of the Board of Directors is "independent," in accordance with the requirements for companies quoted on The Nasdaq Stock Market, except Directors Hamre and Sand.

        The Nominating Committee of the Board of Directors has nominated for election as directors Clarence E. Hamre, Andrea M. Clinton and Ronald A. Robbel each to serve for a three-year term, or until their respective successors have been elected and qualified. Each of the nominees for election as director are current members of the Board of Directors of the Company.

        It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named in the following table. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

        The Board of Directors recommends a vote "FOR" the election of Mr. Hamre, Ms. Clinton and Mr. Robbel each for a three year term.

		Year First Elected or	Term to
Name	Age(1)	Appointed Director(2)	Expire

BOARD NOMINEES

Clarence E. Hamre	71	1969	2008(3)
Andrea M. Clinton	48	1996	2008(3)
Ronald A. Robbel	64	2002	2008(3)

DIRECTORS CONTINUING IN OFFICE

Michael R. Sand	51	1993	2006
David A. Smith	50	2000	2006
Harold L. Warren	71	2002	2006
Jon C. Parker	56	1992	2007
James C. Mason	50	1993	2007

_____________
(1)	As of September 30, 2005.
(2)	Includes prior service on the Board of Directors of the Bank. Each member of the Board of Directors of the Company is also a member of the Board of Directors of the Bank.
(3)	Assuming the individual is elected.

        The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

        Clarence E. Hamre is Chairman of the Board of the Company and the Bank. He has been affiliated with the Bank since 1969 and served as President and Chief Executive Officer of the Bank since 1969 and as President and Chief


Executive Officer of the Company since 1997. In January 2003, Mr. Hamre retired as President of the Bank and the Company and on September 30, 2003, he retired as Chief Executive Officer of the Bank and the Company.

        Andrea M. Clinton, an interior designer, is the owner of AMC Interiors, Olympia, Washington.

        Ronald A. Robbel is a Certified Public Accountant and is retired.

       Michael R. Sand has been affiliated with the Bank since 1977 and has served as President of the Bank and the Company since January 23, 2003. On September 30, 2003, he was appointed as Chief Executive Officer of the Bank and Company. Prior to his appointment as President and Chief Executive Officer, Mr. Sand had served as Executive Vice President and Secretary of the Bank since 1993 and as Executive Vice President and Secretary of the Company since its formation in 1997.

        David A. Smith is a pharmacist and the owner of Harbor Drug, Inc., a retail pharmacy located in Hoquiam, Washington.

        Harold L. Warren is a Certified Public Accountant and is an employee of the accounting firm of Aiken and Sanders, Inc. P.S.

        Jon C. Parker is a member of the law firm of Parker, Johnson & Parker P.S., Hoquiam, Washington, which serves as general counsel to the Bank and the Company.

        James C. Mason is the President and owner of the following companies: Mason Timber Company, Mason Trucking Company, Mason Properties, Masco Petroleum, Mason Aviation, Aloha Jet, and MASCO Maritime Fueling, all of which are headquartered in Aberdeen, Washington.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. Both Boards generally meet on a monthly basis, holding additional special meetings as needed. During the fiscal year ended September 30, 2005, the Board of Directors of the Company and the Bank each held 13 meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period, except for Director Morris who retired from the Board in October 2005.

Committees of the Company's Board

        The Company's Board of Directors has established Audit, Nominating and Compensation Committees.

        The Audit Committee, consisting of Directors Warren, Robbel and Smith, receives and reviews all reports prepared by the Company's external and internal auditor. The Audit Committee has a Charter which specifies its obligations and the Committee believes it has fulfilled its responsibilities under the Charter. In September 2003, the Board of Directors adopted an Audit Committee Charter to reflect the new responsibilities imposed by the Sarbanes-Oxley Act of 2002. The Audit Committee further revised the Charter and the Board of Directors adopted this revised charter on September 27, 2005. A copy of the revised Charter is attached to this proxy statement as Appendix A. Each member of the Audit Committee is "independent," in accordance with the requirements for companies quoted on The Nasdaq Stock Market. In addition, the Board of Directors has determined that Directors Warren and Robbel meet the definition of "audit committee financial expert," as defined by the SEC. Each member of the Audit Committee is "independent," in accordance with the requirements for companies quoted on The Nasdaq Stock Market. The Audit Committee met 12 times during the fiscal year ended September 30, 2005.

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        The Board of Directors has a Nominating Committee, currently consisting of Directors Clinton, Smith and Parker, which is responsible for the annual selection of management's nominees for election as directors of the Company. The Committee has a Charter which specifies its obligations, a copy of which is available on the Company's website at www.timberlandbank.com. Each member of the Committee is "independent," in accordance with the requirements for companies quoted on The Nasdaq Stock Market. The Nominating Committee met once during the fiscal year ended September 30, 2005.

        Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the Meeting. In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes. In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. Although the Company's Nominating Committee Charter does not specifically provide for the consideration of shareholder nominees for directors, the Committee will consider director candidates recommended by the Company's shareholders in accordance with the Company's Articles of Incorporation. Because the Company's Articles of Incorporation provide a process for shareholder nominations, the Committee did not believe it was necessary to provide for shareholder nominations of directors in its charter. If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Company's Board of Directors, in the same manner in which the Committee would evaluate its nominees for director. For a description of the proper procedure for shareholder nominations, see "Shareholder Proposals" in this proxy statement.

        The Compensation Committee, consisting of Directors Parker, Mason and Clinton, makes recommendations to the full Board of Directors concerning employee compensation. The Compensation Committee meets as needed and met twice during the fiscal year ended September 30, 2005.

Committees of the Bank's Board

        The Bank's Board of Directors has established Audit, Compensation and Nominating Committees, among others.

        The Audit Committee, consisting of Directors Warren, Robbel and Smith, is responsible for meeting with the Bank's internal and external auditors to discuss the results of the annual audit and any related matters. The Audit Committee is also responsible for the Bank's employee compliance issues. The Board also receives and reviews the reports and findings and other information presented to them by the Bank's outside auditor. The Audit Committee meets as needed and met 12 times during the fiscal year ended September 30, 2005.

        The Compensation Committee, consisting of Directors Parker, Mason and Clinton, makes recommendations to the full Board of Directors concerning employee compensation. The Compensation Committee meets as needed and met twice during the fiscal year ended September 30, 2005.

        The full Board of Directors acts as a Nominating Committee for the annual selection of management's nominees for election as directors of the Bank. The full Board of Directors met once in its capacity as Nominating Committee during the year ended September 30, 2005.

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Board Policies Regarding Communications with the Board of Directors and Attendance at Annual Meetings

        The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors may do so by mailing a letter marked "Confidential" to the Board of Directors, Timberland Bancorp, Inc., P.O. Box 697, Hoquiam, Washington 98550. Any communication must state the number of shares beneficially owned by the shareholder making the communication. The Company does not have a policy regarding Board member attendance at annual meetings of shareholders. All of the members of the Board of Directors attended the 2005 Annual Meeting of Shareholders.

Corporate Governance

        The Company and the Bank are committed to establishing and maintaining high standards of corporate governance. The Company's and the Bank's executive officers and the Board of Directors have worked together to establish a comprehensive set of corporate governance initiatives that they believe will serve the long-term interests of the Company's shareholders and employees. These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and the Nasdaq Stock Market. The Board will continue to evaluate, and improve the Company's and the Bank's corporate governance principles and policies as necessary and as required.

        Code of Ethics. On September 23, 2003, the Board of Directors adopted Codes of Ethics for each of the Company's (i) principal executive officer and senior financial officers; (ii) directors; and (iii) officers and other employees. The Codes of Ethics require individuals to maintain the highest standards of professional conduct. A copy of the Code of Ethics for the Company's principal executive officer and senior financial officers is available on the Company's website at www.timberlandbank.com.

DIRECTORS' COMPENSATION

Fees

        For the year ended September 30, 2005, each director, except Director Sand, received a retainer of $1,125 per month, $375 for each regular Board meeting attended, $400 for each Audit Committee meeting attended, and $200 for all other committee meetings attended. Director fees totalled $175,000 for the year ended September 30, 2005. Effective October 1, 2005, each director, except for Director Sand, receives $1,500 per month (which covers the monthly retainer and attendance at any loan committee meetings attended) and $500 for each regular Board meeting attended. Except for director Sand, each director also receives $500 for each Audit Committee meeting attended and $300 for all other committee meetings (excluding loan committee meetings) attended. In addition, each director, except Director Sand, will receive 1,000 stock options at the end of the 2006 fiscal year if they have attended at least ten regular Board meetings during the year.

Deferred Compensation Plan

        The Company terminated the Timberland Bancorp, Inc. Directors Deferred Compensation Plan on February 22, 2005. This plan was previously adopted by the Company on March 13, 2004 and allowed directors to defer receipt of all or a portion of their fees until retirement or termination of service.

Other

        Stock Option Grants. Pursuant to the Company's 1999 Stock Option Plan, 28,339 stock options were granted to each of Messrs. Mason, Morris, Parker and Ms. Clinton, on January 29, 1999. In addition, Mr. Hamre, the former President and Chief Executive Officer of the Company and the Bank, received 99,188 stock options, which included 66,125 incentive stock options. The options were granted at an exercise price of $12.00 with a ten year vesting period

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following the January 29, 1999 grant date. On June 14, 2001, 28,339 options were granted to Director Smith at an exercise price of $14.895 with a ten year vesting period following the June 14, 2001 grant date. On March 13, 2003, 14,170 options were granted to each of Directors Warren and Robbel at an exercise price of $19.05 with a ten year vesting period following the March 13, 2003 grant date. In connection with the approval by shareholders of the 2003 Stock Option Plan, 14,169 options were granted on January 27, 2004 to each of Directors Warren and Robbel at an exercise price of $23.06 with a ten year vesting period following the January 27, 2004 grant date. In connection with the Company's determination to accelerate the vesting of underwater unvested stock options previously awarded to employees, officers and directors in April 2005, all of the unvested options awarded pursuant to the 1999 Stock Option Plan and the 2003 Stock Option Plan were fully vested at September 30, 2005. There were no stock options granted during the year ended September 30, 2005.

        The options that vest each year are subject to an accelerated vesting schedule of up to 20% if the Company meets three of four established performance criteria. These four performance criteria are: (i) generating a return on assets which exceeds that of the median of all thrifts in the 12th FHLB District having assets within $250 million of the Company; (ii) generating an efficiency ratio which is less than that of the median of all thrifts in the 12th FHLB District having assets within $250 million of the Company; (iii) generating a net interest margin which exceeds the median of all thrifts in the 12th FHLB District having assets within $250 million of the Company; and (iv) increasing the Company's earnings per share over the prior fiscal year.

        For information concerning the stock options granted to Mr. Sand, see "Executive Compensation -- Summary Compensation Table" below.

        Restricted Stock Awards. The Company awarded restricted shares of its Common Stock to directors on July 26, 2001 under the Company's MRDP. The MRDP was approved by shareholders at the 1999 Annual Meeting of Shareholders and provides for the award of Common Stock in the form of restricted stock awards to directors, officers and key employees. Dividends are paid on such awards if and when declared and paid by the Company on the Common Stock.

        Each director of the Company, with the exception of Messrs. Hamre, Sand, Warren and Robbel, received 11,335 restricted shares of the Company's Common Stock under the MRDP, which shares had a value on the award date of $178,300. Mr. Hamre received 39,675 shares of restricted Common Stock under the MRDP, which shares had a value on the award date of $624,088. The restricted shares vest pro rata over a five year period following the July 26, 2001 award date, with the final 20% installment having vested on August 1, 2005. As of the date of this proxy statement, Messrs. Warren and Robbel had not received any restricted shares under the MRDP. For information concerning the restricted shares received by Mr. Sand, see "Executive Compensation -- Summary Compensation Table" below.

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EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows the compensation paid to the Company's Chief Executive Officer, who was the only "named executive officer," during the fiscal year ended September 30, 2005.

				Long-term Compensation
		Annual Compensation(1)		Awards		All
			Bonus	Restricted	Number	Other
Name and				Stock	of	Compen-
Position	Year	Salary		Awards(2)	Options	sation(3)

Michael R. Sand	2005	$177,500	$27,297	--	--	$44,354
President and Chief Executive	2004	150,000	31,782	--	--	50,118
Officer of the Company	2003	130,000	32,557	--	--	48,421
and the Bank
______
(1)	Does not include certain benefits, the aggregate amounts of which do not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(2)	Pursuant to the MRDP, 31,740 shares of restricted Common Stock were awarded to Mr. Sand on July 26, 2001, the award date, which had a value of $499,270. Dividends are paid on such awards if and when declared and paid by the Company on the Common Stock. The awards vest pro rata over a five-year period with the last 20% installment having vested as of August 1, 2005.
(3)	For the fiscal year ended September 30, 2005, the amounts reported include employer profit sharing contribution $20,441, and ESOP contribution (based on the fair market value of the shares) of $23,913.

Option Grants

        No stock options were granted to the Chief Executive Officer during the fiscal year ended September 30, 2005.

Option Exercise/Value Table

        The following information with respect to options exercised during the fiscal year ended September 30, 2005, and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer.

Number of
			Securities Underlying		Value of Unexercised
	Shares Acquired on		Unexercised Options		In-the-Money Options
		Value	at Fiscal Year End(#)		at Fiscal Year End($)(1)
Name	Exercise (#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael R. Sand	7,000	$80,110	33,350	--	$373,520	$ --
_______________
(1)	Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on September 30, 2005, less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

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AUDIT COMMITTEE MATTERS

Audit Committee Charter

        The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management, the audit process of the Company, and the selection and supervision of the independent auditors. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit committee to the independent accountants, the internal audit department, and management of the Company. On September 27, 2005, the Board of Directors amended its Audit Committee Charter, a copy of which is attached to this proxy statement as Appendix A.

Report of the Audit Committee

        In connection with the specific activities performed by the Committee in its oversight role, it has issued the following report as of December 6, 2005:

          (1)        The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended September 30, 2005 with management of the Company.

          (2)        The Audit Committee has discussed with the independent auditor, McGladrey & Pullen, LLP, the matters required to be discussed by Statement on Auditing Standards Board Standard ("SAS") No. 61,
                       Communication with Audit Committees, as amended by SAS No. 90, Audit Committee
                       Communications, including matters related to the conduct of the audit of the Company's financial statements.

          (3)        The Audit Committee has received from the independent accountants, as required by Independence
                       Standards Board Standard No. 1, Independence Discussions with Audit Committees, (i) a written disclosure, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditor's professional judgment, reasonably may be thought to bear on the auditor's independence, and (ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of the Company; and the Audit
                       Committee has discussed with the auditor the auditor's independence from the Company.

        Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2005, for filing with the SEC.

                                                                       The Audit Committee:

                                                                                                Ronald A. Robbel
                                                                                                David A. Smith
                                                                                                Harold L. Warren (Chairman)

Independence and Other Matters

        Each member of the Audit Committee is "independent," as defined under the Nasdaq Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.


COMPENSATION COMMITTEE MATTERS

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

        Report of the Compensation Committee. The Compensation Committee of the Company and the Compensation Committee of the Bank ("Committees") administer all policies that govern executive compensation for the Company and the Bank. Because the Company has no employees other than Bank employees who perform services on behalf of the Company without additional compensation, the Bank's Compensation Committee evaluates individual executive performance, compensation policies and salaries. The Bank's Compensation Committee is responsible for evaluating the performance of the Chief Executive Officer of the Bank, while the Chief Executive Officer of the Bank evaluates the performance of other senior officers of the Bank and makes recommendations to the Committee regarding their compensation levels. The Company's executive compensation policies are intended to retain and attract key executives who are vital to the success of the Company and Bank by providing a compensation package that is competitive in the financial industry and motivational to each individual executive.

      In making its recommendations, the Committees consider numerous factors, including the past service of such employee, the present and potential contributions of such employee to the success of the Company and the Bank, and such other factors as the Committees shall deem relevant, including the employee's years of service, position with the Company and the Bank, and other factors. In addition the Committees, in their discretion, may review compensation reports prepared by third parties of companies and banks that are of a similar size and in a similar location in order to make its recommendations. The Committees do not apply a formula assigning specific weights to any of these factors when making their determination.

        Currently, the compensation for executive officers consists principally of a base salary and bonus. In addition, the Bank maintains a 401(k) profit sharing pension plan for all qualifying employees and provides opportunities for employee ownership of Timberland Bancorp, Inc. stock through participation in an employee stock ownership plan. The Bank also maintains a deferred compensation agreement with the former Chief Executive Officer, Clarence E. Hamre.

        Base Salary. The Bank's Board of Directors approves an annual base salary for all senior officers and executive officers, based upon recommendations from the Bank's Compensation Committee. Annual base salaries are generally effective October 1st of each year. Factors considered in setting base salaries include the executive's performance, the Company's and the Bank's overall performance and compensation levels in the financial industry, among other factors.

        Annual Incentive Bonus. The Bank maintains a discretionary bonus plan, which is based on the Bank's net income for each fiscal year. Under the plan and for the year ended September 30, 2005, Chief Executive Officer Michael R. Sand received 0.5% of the Bank's net income, and the remaining employees received 2.84% of the Bank's net income, distributed based upon each employee's salary to total employees' salaries.

        401(k) Profit Sharing Pension Plan. The Bank maintains a tax-qualified 401(k) profit-sharing plan for the benefit of employees with one year of service who have attained age 21. The Bank's annual discretionary contribution historically has been 10% of a qualifying employee's compensation.

        Executive Officer Compensation. During the fiscal year ended September 30, 2005, the base salary of the Company's Chief Executive Officer, Michael R. Sand, was $177,500. In addition, he received an incentive bonus of $27,297 and was credited with $44,354 in other compensation as set forth in the preceding Summary Compensation Table. This resulted in total compensation of $249,151, which represents a 7.4% increase from the previous year. The Board of Directors believes that Mr. Sand's compensation is appropriate based on the Bank's compensation policy, consideration of salaries for similar positions in the financial industry and the Bank's performance during the fiscal year.


        Compensation Committee of the Company and the Bank consisting of:

/s/ Andrea M. Clinton /s/ James C. Mason /s/ Jon C. Parker

        Compensation Committee Interlocks and Insider Participation. No members of the Compensation Committee were officers or employees of the Company or any of its subsidiaries during the year ended September 30, 2005, were formerly Company officers or had any relationships otherwise requiring disclosure.

        Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq U.S. Companies Index and with the SNL $250 to $500 Million Asset Thrift Index, a peer group index. Total return assumes the reinvestment of all dividends. The base amount for the Company's Common Stock is $12.00 per share, which was the closing price on September 30, 2000.

Total Return Performance
Timberland Bancorp, Inc.
NASDAQ Composite
SNL $250M-$500M Thrift Index
Index Value
350
300
250
200
150
100
50
0
9/30/00
9/30/01
9/30/02
9/30/03
9/30/04
9/30/05

	Period Ending
Index	09-30-00	09-30-01	09-30-02	09-30-03	09-30-04	09-30-05
Timberland Bancorp, Inc.	$100.00	$127.03	$147.87	$216.55	$217.93	$221.01
NASDAQ Composite	100.00	40.92	32.12	49.20	52.50	59.95
SNL $250m-$500 M Thrift Index	100.00	137.51	182.81	252.47	284.21	279.46
* Source: SNL Financial LC, Charlottesville, VA

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes


in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended September 30, 2005 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Current law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $1,395,000 at September 30, 2005. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, or were available to all other employees under the Bank's employee loan program; and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

        Director Parker is a member of the law firm of Parker, Johnson & Parker, P.S., which serves as general counsel to the Bank and the Company. The Bank paid legal fees of $50,223 to the firm during the fiscal year ended September 30, 2005 for services rendered to the Bank.

      Director Clinton is the owner of AMC Interiors, which provides interior design consulting to the Bank. The Bank paid fees of $525 to AMC Interiors during the fiscal year ended September 30, 2005 for services rendered to the Bank.

INDEPENDENT AUDITORS

        McGladrey & Pullen, LLP, independent public accountants, served as the Company's independent auditors for the fiscal year ended September 30, 2005. The Audit Committee of the Board of Directors has appointed McGladrey & Pullen, LLP as independent auditors for the fiscal year ending September 30, 2006. A representative of McGladrey & Pullen, LLP will be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

      The following table sets forth the aggregate fees billed to the Company by McGladrey & Pullen, LLP for professional services rendered for the fiscal years ended September 30, 2005 and 2004.

	September 30,
	2005	2004

Audit Fees (1)	$246,000	$106,000
Audit-Related Fees (2)	32,000	23,000
Tax Fees (3)	5,000	9,000
____________
(1)     Includes fees for the annual audit and quarterly reviews of the consolidated financial statements. Also includes fees related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002, regarding the Company's internal control over financial reporting.
(2)     Includes fees for audits of the Company's employee benefit plans.
(3)     Includes fees for the preparations of federal tax returns.


        The Audit Committee has established general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditors in connection with its annual review of its Charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditors and whether the service could compromise the independence of the independent auditors.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

        The Company's Annual Report to Shareholders, which includes the Company's Annual Report on Form 10-K as filed with the SEC, will be mailed on or about December 20, 2005 to shareholders as of the close of business on the Voting Record Date. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the Company's Meeting to be held in January 2007 must be received by the Company no later than August 22, 2006 to be considered for inclusion in the proxy materials and form of proxy relating to such Meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

        The Company's Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the Meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Meeting; provided that if less than 31 days' notice of the Meeting is given to shareholders, such written notice must be delivered not later than the close of the tenth day following the day on which notice of the Meeting was mailed to shareholders. The Company anticipates that, in order to be timely, shareholder nominations or proposals intended to be made at the 2006 Meeting must be made by December 23, 2005. As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's name, age, business address and number of shares of Common Stock held, a written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought


before the Meeting must state the shareholder's name, address and number of shares of Common Stock held, a brief discussion of the business to be brought before the Meeting, the reasons for conducting such business at the Meeting, and any interest of the shareholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Dean J. Brydon DEAN J. BRYDON CORPORATE SECRETARY

Hoquiam, Washington
December 20, 2005

Appendix A

Timberland Bancorp, Inc.
Audit Committee Charter

I. Purpose
The Audit Committee ("Committee") is appointed by the Board of Directors of Timberland Bancorp, Inc. ("Company") to assist the Board in fulfilling its oversight responsibilities with respect to:

  monitoring the quality and integrity of the Company's financial reporting process and systems of internal controls;
  monitoring the Company's compliance with legal and regulatory requirements;
  monitoring the independence and performance of the Company's independent auditors and internal audit function; and
  providing an avenue of communication among the independent auditors, internal audit, management, and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. Composition and Qualifications
The Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand financial statements of similar complexity as that of the Company within a reasonable period of time after their appointment to the Committee. In addition, at least one member of the Committee shall be designated as the "financial expert", as defined in the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and the NASDAQ Stock Market ("NASDAQ"). Furthermore, the Committee will be maintained in conformance with any other independence, experience, financial expertise, conflict of interest, and compensation rules established by the SEC and NASDAQ.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. If a Committee Chair is not designated by the Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

III. Meetings
The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. As part of its purpose to foster open communication, the Committee will meet at least annually with management, the Chief Internal Auditor, and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee will meet with the independent auditors and management quarterly to review the Company's financial statements consistent with IV.5 below.

IV. Responsibilities and Duties
The items enumerated below set forth the general activities of the Committee in carrying out its purpose outlined in Section I of this Charter. These activities serve as a guide, and the Committee may carry out additional functions and adopt additional practices as may be deemed appropriate in light of changing business, legislative, regulatory or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to fulfilling the Committee's purpose.

The Committee, in fulfilling its purpose, is authorized to undertake special projects and investigations into matters of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve terms of engagement and

A-1


the fees payable to such advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering an audit report and to any internal auditors or advisors engaged by the Committee.

The Committee shall conduct the following activities, and be given full access to the Company's internal audit function, the Board of Directors, corporate executives, and independent auditor, as necessary to carry out such responsibilities and duties.

Review Procedures
1.    Review and reassess the adequacy of this Charter, at least annually, as needed. The Committee shall submit the
       Charter to the Board of Directors for approval.

2.    Review the Company's annual audited financial statements (including benefit plan financial statements) and any financial statements submitted to the public, including any certification, report, opinion, or review rendered by the independent auditors.

3.    Review the regular and special reports prepared by the internal audit function and management's response and follow-up thereto. In addition, the Committee shall review progress reports on the internal audit plan and explanations for any deviations from the original plan.

4.    Review the reports of examination by state and federal banking examiners and other regulatory authorities.

5.    Review with management and the independent auditors the financial statements, including disclosures made in
       Management's Discussion and Analysis of Financial Conditions and Results of Operations, in the Company's
       report on Forms 10-Q and 10-K and annual report to shareholders prior to its filing or prior to the release of earnings. The Committee shall recommend to the Board whether or not the audited financial statements should be included in the Company's 10-K.

6.    Review disclosures made by the Company's chief executive officer and chief financial officer regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

Independent Auditors
7.    Have the sole authority to appoint or replace the independent auditors.

8.    Approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The
       Committee may delegate authority to pre-approve non-audit services to one or more members of the Committee.
       If this authority is delegated, all approved non-audit services will be presented to the Committee at its next scheduled meeting for ratification.

9.   Ensure the independent auditors' ultimate accountability to the Audit Committee and the Board of Directors, as
      representatives of the stockholders, by receiving reports directly from the independent auditors.

10. Oversee and evaluate the work of the independent auditors by regularly reviewing their performance, and at least once every two years reviewing their "peer review" reports.

11.  Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard No. 1. On an annual basis, the Committee will review and discuss with the auditors any such relationships to determine the auditor's independence and objectivity, and shall take appropriate action to oversee the independence of the auditors.

A-2


12.  Discuss with the independent auditors all matters required to be communicated to audit committees in accordance with Statement of Auditing Standards No. 61 and No. 90.

13.  Consult with the independent auditors, without the presence of management, about internal controls and the completeness and accuracy of the Company's financial statements.

14.   Ensure that the lead audit partner of the independent auditors and the concurring audit partner are rotated at least every five years, and that all other audit partners are rotated at least every seven years.

15.   Discuss with management any second opinions sought regarding accounting, financial reporting, and auditing matters from an accounting firm other than the Company's independent auditors, including the substance and reasons for seeking any such opinion.

Financial Reporting Processes
16.   Review, in consultation with management, internal audit, and the independent auditors, the integrity of the
        Company's financial reporting and disclosure processes and controls, for both internal and external reporting.

17.   Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements and understand their impact on the financial statements.

18.  Review the financial statements and consider whether they are complete, consistent with information known to
       Committee members, and reflect appropriate accounting principles.

19.  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

20.  Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management or the internal audit function.

Risk Management and Compliance
21.  Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit function and advisors together with management's responses.

22.  Review any significant judgments made in management's preparation of the financial statements and discuss such with the independent auditor, internal auditors, and management as to the appropriateness of such judgments.

23.  Following completion of the annual audit, review separately, as needed, with each of management, the independent auditors, and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

24. Review (and in the case of the independent auditors, settle) any disagreement among management and the independent auditors or the internal auditors in connection with the preparation of the financial statements.

25. Review with the independent auditors, the internal auditors, advisors, and management the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailedcontrols or procedures are desirable.

A-3


26.  Review with the independent auditors, the internal auditors, advisors, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

27.  Review with management, and independent counsel or advisors when necessary, the Company's financial statements, reports, and other information disseminated to the public and filed with governmental organizations, to assess compliance with legal requirements and the requirements of the SEC and NASDAQ.

28.  Approve the internal audit function of the Company, including the internal audit budget, the annual audit plan, changes in the plan, activities, independence, competence, staffing adequacy, authority and organization of the internal audit function, the reporting relationships among the internal audit function, internal audit reporting obligations, proposed internal audit plans, and the coordination of such plans with the independent auditors.

29.  Approve the appointment, performance and replacement of the Chief Internal Auditor.

30.  Review reports and disclosures of insider and affiliate related-party transactions for potential conflicts of interest and non-compliance with applicable regulations.

31.  Establish procedures for the receipt, retention and treatment of complaints or concerns received by the Company regarding accounting, internal controls, or auditing matters; and for the confidential and anonymous submission by employees of information relating to questionable accounting or auditing matters.

32. Discuss with management and the independent auditors (and legal counsel, if necessary) any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

33. Review legal compliance and regulatory matters with legal counsel that may have a material impact on the
      Company's financial statements or its compliance and reporting policies, as necessary.

Miscellaneous
34. Prepare an audit committee report, and review the publication of the Committee's Charter, for inclusion in the
      Company's annual proxy statement, consulting with the Company's legal counsel as necessary.

35. Conduct an annual self-assessment of the Committee's performance in fulfilling its requirements of this Charter and other applicable audit committee practices.

36.  Perform any other activities consistent with this Charter, the Company's Bylaws, and governing law, as the
       Committee or the Board deems necessary or appropriate.

37.  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

V. Limitations of Audit Committee's Roles
While the Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

September 27, 2005

* * * * *

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

REVOCABLE PROXY
TIMBERLAND BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
JANUARY 24, 2006

        The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Timberland Bancorp, Inc. with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Timberland Bancorp, Inc. ("Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Hoquiam Timberland Library, 420 7th Street, Hoquiam, Washington, on Tuesday, January 24, 2006, at 1:00 p.m., local time, and at any and all adjournments thereof, as indicated.

                                                                                                                                                              VOTE
                                                                                                                                    FOR             WITHHELD

1.     The election as director of the nominees                                                      [     ]                   [     ]
        listed below (except as marked to the
        contrary below).

        Clarence E. Hamre
        Andrea M. Clinton
        Ronald A. Robbel

        INSTRUCTIONS: To withhold your vote
        for any individual nominee, write the
        nominee's name on the line below.

      ________________________________

2.     In their discretion, upon such other matters as may
      properly come before the meeting.

        The Board of Directors recommends a vote "FOR" the above proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders, and the 2005 Annual Report to Shareholders.

Dated:______________, ___

_________________________                                        _________________________
PRINT NAME OF SHAREHOLDER                                                         PRINT NAME OF SHAREHOLDER

_________________________                                        _________________________
SIGNATURE OF SHAREHOLDER                                                            SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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